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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                          JUNE 28, 2001 (MAY 24, 2001)

                              THE YORK GROUP, INC.
              Exact Name of Registrant as Specified in its Charter


            DELAWARE                     0-28096                76-0490631
   State of Incorporation or      Commission File Number      I.R.S. Employer
          Organization                                       Identification No.


    8554 KATY FREEWAY, SUITE 200
           HOUSTON, TEXAS
   Address of Principal Executive                        77024
              Offices                                  (Zip Code)


                                 (713) 984-5500
                         Registrant's telephone number,
                               including area code




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

                 INFORMATION TO BE INCLUDED IN THE REPORT


        This Form 8-K/A is being filed to include the pro forma financial information omitted from the current report filed on Form 8-K on June 8, 2001.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(b)   Pro Forma Financial Statements

      The following unaudited pro forma condensed financial statements reflect adjustments to the historical consolidated balance sheet and statements of operations of The York Group, Inc. (the "Company") to give effect to the divestiture of its Commemorative Products segment.

      The unaudited pro forma condensed statements of operations for the three months ended March 31, 2001 and for the year ended December 31, 2000 assume the divestiture was effected as of January 1, 2000.

      The unaudited pro forma condensed balance sheet as of March 31, 2001 assumes the divestiture was effected as of March 31, 2001.

      The following unaudited pro forma condensed financial statements have been prepared from, and should be read in conjunction with, the Company's historical consolidated financial statements and notes thereto. The following unaudited pro forma condensed statements of operations are not necessarily indicative of the results of operations that would have occurred had the divestiture occurred on January 1, 2000, nor are they necessarily indicative of the future operating results of the Company after the divestiture.

UNAUDITED PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
(in thousands, except for share data)


                                                      ACTUAL                                             PRO FORMA
                                                      TWELVE                                               TWELVE
                                                   MONTHS ENDED                                         MONTHS ENDED
                                                    DECEMBER 31,        LESS           PRO FORMA        DECEMBER 31,
                                                       2000          DIVESTITURE      ADJUSTMENTS           2000
                                                 ---------------   --------------   ---------------    ---------------
Net sales                                           $ 192,493         $  41,710         $    --           $ 150,783
Cost of goods sold                                    138,695            26,669              --             112,026
                                                    ---------         ---------         ---------         ---------
Gross profit                                           53,798            15,041              --              38,757
                                                    ---------         ---------         ---------         ---------
Other operating expenses                               46,721             9,614              --              37,107
Plant closure and restructuring charges                16,810             2,084              --              14,726
                                                    ---------         ---------         ---------         ---------
Operating income                                       (9,733)            3,343           (13,076)
Other income                                            2,510             2,510
Interest expense, net                                  (7,489)              (32)            4,813(A)         (2,644)
                                                    ---------         ---------         ---------         ---------
Income before income taxes                            (14,712)            3,311             4,813           (13,210)
Income taxes                                           (3,062)            1,816             1,901(A)         (2,977)
                                                    ---------         ---------         ---------         ---------

Net income (loss)                                   $ (11,650)        $   1,495         $   2,912         $ (10,233)
                                                    =========         =========         =========         =========

SHARES USED IN COMPUTING LOSS PER SHARE:
BASIC                                                   8,941                                                 8,941
                                                    =========                                             =========
DILUTED                                                 8,941                                                 8,941
                                                    =========                                             =========

LOSS PER SHARE:
BASIC                                               ($   1.30)                                            ($   1.14)
                                                    =========                                             =========
DILUTED                                             ($   1.30)                                            ($   1.14)
                                                    =========                                             =========


              See Note 2 for description of pro forma adjustments.

UNAUDITED PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
(in thousands, except for share data)


                                                          ACTUAL                                             PRO FORMA
                                                          THREE                                                THREE
                                                       MONTHS ENDED                                         MONTHS ENDED
                                                         MARCH 31,           LESS           PRO FORMA         MARCH 31,
                                                           2001           DIVESTITURE      ADJUSTMENTS           2001
                                                      --------------    --------------   ---------------   --------------
Net sales                                                $ 53,441          $ 11,062          $   --           $ 42,379
Cost of goods sold                                         36,680             6,873              --             29,807
                                                         --------          --------          --------         --------
Gross profit                                               16,761             4,189              --             12,572
                                                         --------          --------          --------         --------
Other operating expenses                                   10,226             2,271              --              7,955
Plant closure and restructuring charges                      --                --                --               --
Operating income                                            6,535             1,918                              4,617
Interest expense, net                                      (1,962)              (23)            1,562 (A)         (377)
                                                         --------          --------          --------         --------
Income before income taxes                                  4,573             1,895             1,562            4,240
Income taxes                                                1,930               871               617 (A)        1,676
                                                         --------          --------          --------         --------

Net income                                               $  2,643          $  1,024          $    945         $  2,564
                                                         ========          ========          ========         ========

SHARES USED IN COMPUTING EARNINGS PER SHARE:
BASIC                                                       8,940                                                8,940
                                                         ========                                             ========
DILUTED                                                     8,947                                                8,947
                                                         ========                                             ========

EARNINGS PER SHARE:
BASIC                                                    $   0.30                                             $   0.29
                                                         ========                                             ========
DILUTED                                                  $   0.30                                             $   0.29
                                                         ========                                             ========



              See Note 2 for description of pro forma adjustments.

UNAUDITED PRO FORMA CONDENSED BALANCE SHEETS
(in thousands)

                                                                                                                     PRO FORMA
                                                                 THE YORK                                            THE YORK
                                                                GROUP, INC.                                         GROUP, INC.
                                                                 MARCH 31,          LESS          PRO FORMA          MARCH 31,
                                                                   2001          DIVESTITURE     ADJUSTMENTS           2001
                                                              -------------    --------------  ---------------    ---------------
Current Assets:
    Cash                                                        $   7,800        $     156            --             $   7,644
    Accounts receivable                                            29,162            4,825            --                24,337
    Inventories                                                    10,559            2,397            --                 8,162
    Prepaids, deferred taxes and taxes receivable                   7,619            1,182            --                 6,437
    Assets held for sale                                            8,079             --              --                 8,079
                                                                ---------        ---------       ---------           ---------
         Total current assets                                      63,219            8,560            --                54,659

Property plant & equipment, net                                    44,855           13,441            --                31,414
Goodwill, net                                                      54,626           48,141            --                 6,485
Deferred costs and other non-current assets                         9,373               62          (2,106)(B)           7,205
Assets held for sale                                                5,676            2,052           2,052 (C)           5,676
                                                                ---------        ---------       ---------           ---------
         Total assets                                           $ 177,749        $  72,256       $     (54)          $ 105,439
                                                                =========        =========       =========           =========

Current Liabilities:
    Current portion of long term debt                           $  50,397        $      51       $ (46,420)(D)       $   3,926
    Accounts payable and accrued expenses                          30,474            3,935             335 (E)          26,874
                                                                ---------        ---------       ---------           ---------
         Total current liabilities                                 80,871            3,986         (46,085)             30,800

Long term debt                                                        835              349            --                   486
Other noncurrent liabilities and deferred taxes                    14,566            7,916            --                 6,650
                                                                ---------        ---------       ---------           ---------
    Total liabilities                                           $  96,272        $  12,251       $ (46,085)          $  37,936
                                                                ---------        ---------       ---------           ---------

Stockholders' Equity:
    Preferred stock                                                  --               --              --                  --
    Common stock                                                       89              512             512 (F)              89
    Additional paid in capital                                     40,455           22,590          22,590 (F)          40,455
    Accumulated other comprehensive income (loss)                    (300)            --              --                  (300)
    Retained earnings                                              41,233           36,903          22,929 (G)          27,259
                                                                ---------        ---------       ---------           ---------
         Total stockholders' equity                                81,477           60,005          46,031              67,503
                                                                ---------        ---------       ---------           ---------

         Total liabilities and stockholders' equity             $ 177,749        $  72,256       $     (54)          $ 105,439
                                                                =========        =========       =========           =========


              See Note 2 for description of pro forma adjustments.

NOTE 1.  BASIS OF PRESENTATION

      The unaudited pro forma condensed financial statements are based on the Company's historical financial statements after giving effect to the adjustments and assumptions described below. The Company employs accounting policies that are in accordance with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Ultimate results could differ from those estimates. In the opinion of management, the unaudited pro forma condensed financial statements include all adjustments necessary to present fairly the financial position and results of operations of the Company.

NOTE 2.  PRO FORMA ADJUSTMENTS

      The Company expects to incur an after-tax loss on the sale of the Commemorative Products segment of approximately $11.8 million, including transaction fees and costs incident to the divestiture, and the write-off of approximately $2.1 million of deferred charges related to the early retirement of debt. These expenses are reflected in the unaudited pro forma condensed balance sheet as a reduction of retained earnings as of March 31, 2001. These expenses will be recorded in the Company's historical financial statements for the quarter ended June 30, 2001 and are not reflected in the unaudited pro forma condensed statements of operations. The estimate of these losses and charges is based on the information currently available to management.

      The unaudited pro forma condensed financial statements reflect the following pro forma adjustments:

      (A) Reflects the reduction of interest expense, as well as the related tax effect, based upon an assumed January 1, 2000 retirement of debt from the proceeds of the Commemorative Products segment divestiture.

      (B) Reflects write-off of deferred financing costs relating to the retirement of debt from proceeds of the Commemorative Products segment divestiture.

      (C) Reflects the net book value of the closed Aiken, SC and Portland, OR foundries retained by the Company.

      (D) Reflects the retirement of debt from the proceeds of the divestiture of the Commemorative Products segment and related agreements, net of tax effects and transaction costs.

      (E) Reflects retained accruals for post closing costs at the Aiken, SC and Portland, OR facilities.

      (F)   Reflects reversal of consolidating entries.

      (G) Reflects reversal of consolidating entries partially offset by the impact of the loss on the sale of Commemorative Products segment and write-off of deferred financing costs in conjunction with the retirement of debt.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 28, 2001

                                    THE YORK GROUP, INC.

                                    By: /s/ DAN E. MALONE
                                        ----------------------------------
                                        Dan E. Malone
                                        Vice President and CFO